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                                                                  EXHIBIT 10(ad)

                              FIRST AMENDMENT TO
                   REVOLVING MULTICURRENCY CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING MULTICURRENCY CREDIT AGREEMENT (this "First Amendment to Credit Agreement" or this "Amendment") dated as of March 29,
 -----------------------------------           ---------
1999 is entered into among Johns Manville Corporation, a Delaware corporation (the "Company"), Johns Manville International, Inc., a Delaware corporation
      -------
("JMII"), the several financial institutions party to the Credit Agreement
  ----
referred to below (collectively, the "Banks"), and Bank of America National
                                      -----
Trust and Savings Association, as Issuing Bank, Swingline Bank and as administrative agent for itself and the other Banks (in such capacity, the "Agent").
 -----

                                   RECITALS

     A. The parties hereto have entered into a Revolving Multicurrency Credit Agreement dated as of May 15, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), pursuant to which the Agent and the Banks agreed to make available to the Company and JMII a revolving multicurrency credit facility with a letter of credit subfacility and a swingline subfacility, under the terms and conditions set forth in the Credit Agreement.

     B. The Company, JMII, the Agent and the Banks, subject to the terms and conditions of this Amendment, have agreed to amend certain language contained in Annex I to the Credit Agreement which heretofore did not, and in its unamended form does not now, reflect the intent of the parties to the Credit Agreement.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

     1.  Capitalized Terms.  Capitalized terms used in this Amendment (including
         -----------------
in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

     2.  Amendment.  The second paragraph of text located on Annex I to the
         ---------
Credit Agreement is hereby amended and restated in its entirety as follows:

         "If on any date (including any date during the 6-month period following the Closing Date) the Effective Amount of all Revolving Loans plus the
                                                                   ----
     Effective Amount of all Swingline Loans plus the Effective Amount of all
                                             ----
     L/C Obligations exceeds 50% of the Aggregate Commitment then in effect, the Applicable Margin then in effect shall be increased by 0.10% for such date."

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     3.  Representations and Warranties.  The Company and JMII hereby represent
         ------------------------------
and warrant to the Agent and each Bank as follows:

         a. The execution, delivery and performance by the Company and by JMII of this Amendment have been duly authorized by all necessary action, including any necessary authorizations by the board of directors of the Company and by the board of directors of JMII and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         b. This Amendment and the Loan Documents to which the Company and/or JMII is a party constitute the legal, valid and binding obligations of the Company and/or JMII, as the case may be, enforceable against the Company and/or JMII in accordance with their respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by equitable principles relating to enforceability.

         c. The Company and JMII are each entering into this Amendment on the basis of its own investigations and for its own reasons, without reliance upon the Agent, the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective retroactively to
         --------------
May 15, 1998; provide that the Agent has received from the Company, JMII and all of the Banks an executed counterpart of this Amendment and the Consent and Agreement of Guarantors executed by each of the Guarantors.

     5.  Reservation of Right.  The Company and JMII each acknowledges and
         --------------------
agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

     6.  Miscellaneous.
         -------------

         a. Except as expressly waived herein, all terms, covenants and provisions of the Loan Documents are and shall remain in full force and effect.

         b. This Amendment shall be binding upon and inure to the benefit of the Company, JMII, the Agent and the Banks and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

         c. This Amendment shall be governed by and construed in accordance with the law of the State of California.

         d. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in the

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form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of the Company, JMII or any Bank will have the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

         e. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto or thereto. This Amendment may not be amended except in accordance with the provisions of
Section 11.1 of the Credit Agreement.

         f. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents.

         g. The Company and JMII covenant to pay or reimburse the Agent, within 30 days after demand, for all reasonable costs and expenses incurred by the Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                             [Signatures follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to
Revolving Multicurrency Credit Agreement to be executed and delivered in San Francisco, California, by their duly authorized officers as of the day and year first written above.

                              JOHNS MANVILLE CORPORATION


                              By: /s/ W. S. Bullock
                                 -----------------------------------------------
                              Title:  Treasurer


                              JOHNS MANVILLE INTERNATIONAL, INC.


                              By: /s/ W. S. Bullock
                                 -----------------------------------------------
                              Title:  Treasurer


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent, Issuing
                              Bank, Swingline Bank and a Bank


                              By: /s/ Dan Killian
                                 -----------------------------------------------
                              Title:  Vice President


                              THE BANK OF NOVA SCOTIA, as Co-Agent and a Bank


                              By: /s/ Relationship Manager
                                 -----------------------------------------------
                              Title:  Relationship Manager


                              THE BANK OF NEW YORK


                              By: /s/ Robert Louk
                                 -----------------------------------------------
                              Title:  Vice President

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                              BANK ONE COLORADO, N.A.


                              By: /s/ William F. Walker
                                 -----------------------------------------------
                              Title:  Vice President

                              By: /s/ Mariel Keane Hirugh
                                 -----------------------------------------------
                              Title:  Vice President


                              BANQUE NATIONALE DE PARIS


                              By: /s/ Senior Vice President & Manager
                                 -----------------------------------------------
                              Title:  Senior Vice President & Manager

                              By: /s/ Vice President
                                 -----------------------------------------------
                              Title:  Vice President


                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                              By: /s/ DGM
                                 -----------------------------------------------
                              Title:  DGM


                              MELLON BANK, N.A.


                              By: /s/ First Vice President
                                 -----------------------------------------------
                              Title:  First Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO, as Co-Agent and a Bank


                              By: /s/ Kandis A. Jaffrey
                                 -----------------------------------------------
                              Title:  Assistant Vice President

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                              FIRST UNION NATIONAL BANK, as Co- Agent
                              and a Bank


                              By: /s/ Paul L. Menconi
                                 -----------------------------------------------
                              Title:  Vice President


                              KEYBANK NATIONAL ASSOCIATION, as
                              Co-Agent and a Bank


                              By: /s/ Mary K. Young
                                 -----------------------------------------------
                              Title:  Assistant Vice President


                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK, as Co-Agent and a Bank


                              By: /s/ Robert Bottamedi
                                 -----------------------------------------------
                              Title:  Vice President


                              NATIONSBANK, N.A., as Co-Agent and a Bank


                              By: /s/ Dan Killian
                                 -----------------------------------------------
                              Title:  Vice President

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                              NORWEST BANK COLORADO, N.A.


                              By: /s/ Darlene A. Evans
                                 -----------------------------------------------
                              Title:  Vice President


                              PNC BANK, NATIONAL ASSOCIATION


                              By: /s/ Vice President
                                 -----------------------------------------------
                              Title:  Vice President


                              SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                              By: /s/ Officer
                                 -----------------------------------------------
                              Title:  Officer

                              By: /s/ D. Armstrong
                                 -----------------------------------------------
                              Title:  Vice President


                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Hagop V. Jazmadarian
                                 -----------------------------------------------
                              Title:  Vice President


                              U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Vice President
                                 -----------------------------------------------
                              Title:  Vice President

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                              ABN AMRO BANK N.V.



                              By: /s/ Brian M. Sharpe
                                 -----------------------------------------------
                              Title:  Vice President


                              By: /s/ Steven M. Buehler
                                 -----------------------------------------------
                              Title:  Assistant Vice President


                              FLEET NATIONAL BANK


                              By: /s/ SVP
                                 -----------------------------------------------
                              Title:  SVP


                              BW CAPITAL MARKETS, INCORPORATED


                              By: /s/ Robert B. Herber
                                 -----------------------------------------------
                              Title:  Managing Director

                              By: /s/ Thomas A. Lowe
                                 -----------------------------------------------
                              Title:  Vice President

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                      CONSENT AND AGREEMENT OF GUARANTORS


     Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing First Amendment to Revolving Multicurrency Credit Agreement is not required, but each of the undersigned nevertheless does hereby consent, in its capacity as a Guarantor, to the foregoing First Amendment to Revolving Multicurrency Credit Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty or Additional Guarantor Assumption Agreement, if any, of the undersigned executed by the undersigned in the Agent's and the Banks' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

Guarantors:

JOHNS MANVILLE CORPORATION,
as a Guarantor

By: /s/ W. S. Bullock
   ------------------------------------------
Title:  Treasurer


JOHNS MANVILLE INTERNATIONAL, INC.,
as a Guarantor

By: /s/ W. S. Bullock
   ------------------------------------------
Title:  Treasurer


JOHNS MANVILLE INTERNATIONAL GROUP,
INC., as a Guarantor

By: /s/ W. S. Bullock
   ------------------------------------------
Title:  Treasurer

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